UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53590	98-0550703
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

106 Cattlemen Rd. Sarasota, Florida 34232
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 941-751-6800

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite #206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement
Item 3.02                      Unregistered Sales of Equity Securities

Sunovia Energy Technologies, Inc. (the “Company”) has sold an aggregate of 74,625,000 shares of common stock for an aggregate purchase price of $1,492,500 to accredited investors.  The closings occurred on the following dates:

•	On August 24, 2010, the Company sold 47,500,000 shares of common stock for aggregate consideration of $950,000.

•	On August 27, 2010, the Company sold 10,625,000 shares of common stock for aggregate consideration of $212,500.

•	On September 28, 2010, the Company sold 16,500,000 shares of common stock for aggregate consideration of $330,000.

The securities were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 8.01                      Other Events

On July 31, 2010, the Company entered into securities purchase agreements  with accredited investors (the “Investors”) pursuant to which the Investors purchased an aggregate principal amount of $1,000,000 of 8% Secured Convertible Debentures for an aggregate purchase price of $1,000,000 (the “July 2010 Debentures”).  The financing closed on July 30, 2010.   On August 25, the Investors converted the July 2010 Debentures into an aggregate of 64,516,127 shares of common stock of the Company.

Between the dates of June 1, 2010 and September 28, 2010, the Company issued an aggregate of 8,558,515 shares of common stock as compensation to various individuals for providing services to the Company.

Between the dates of July 1, 2010 and October 1, 2010, various employees of the Company exercised their options and received 1,702,582  shares of common stock of the Company at an exercise price of $.0001 per share.

The foregoing information is a summary of each of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing transaction.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of Subscription Agreement (1)

(1)	Incorporated by reference to the Form 8-K Current Report filed with the United States Securities and Exchange Commission on August 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Date: October 5, 2010	By:	/s/ Matthew Veal
Mathew Veal
Chief Financial Officer

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